                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 1, 2004

                            Structured Products Corp.

             (Exact name of registrant as specified in its charter)

           Delaware                   001-31677                13-3692801
           --------                   ---------                ----------
(State or other jurisdiction of      (Commission              (IRS Employer
incorporation or organization)       File Number)         Identification Number)

           388 Greenwich Street, New York, New York              10013
           ---------------------------------------------------------------
           (Address of principal executive offices)            (Zip Code)

          Registrant's telephone number including area code (212) 816-7496.

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]   Written communications pursuant to Rule 425 under the Securities Act (17CFR
     230.425)

[]   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17CFR
     240.14a-12)

[]   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17CFR 240.14d-2(b))

[]   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17CFR 240.13e-4(c))

Section 8- Other Events

Item 8.01 Other Events.

     This current report on Form 8-K relates to a  distribution  made to holders of the  Certificates  issued by the Cast  Step-Up  Trust  for Dow  Chemical
     Notes.

     The issuer of the underlying securities, or guarantor thereof, or successor
     thereto,   as  applicable,   is  subject  to  the   information   reporting
     requirements  of the  Securities  Exchange  Act of 1934,  as  amended  (the
     "Exchange  Act").  Periodic  reports and other  information  required to be filed  pursuant  to the  Exchange  Act,  by the  issuer  of the  underlying securities, or guarantor thereof, or successor thereto, as applicable,  may be inspected and copied at the public  reference  facilities  maintained by the  Securities and Exchange  Commission  (the  "Commission")  at 450 Fifth
     Street, N.W., Washington,  D.C. 20549. The Commission also maintains a site on the World Wide Web at  "http://www.sec.gov"  at which users can view and download  copies of reports,  proxy and  information  statements  and other information  filed  electronically  through the Electronic  Data Gathering,
     Analysis and Retrieval system.  Neither  Structured  Products Corp. nor the trustee has participated in the preparation of such reporting documents, or made  any due  diligence  investigation  with  respect  to the  information provided  therein.  Neither  Structured  Products Corp. nor the trustee has verified the accuracy or completeness  of such documents or reports.  There can be no  assurance  that events  affecting  the issuer of the  underlying securities,  or guarantor thereof, or successor thereto, as applicable,  or the underlying  securities  have not occurred or have not yet been publicly disclosed  which would affect the accuracy or  completeness of the publicly available documents described above.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits:

          1.   Trustee's   Report   with   respect  to  the   November  1,  2004
               Distribution  Date for the CAST  Step-Up  Trust for Dow  Chemical
               Notes

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                                By: /s/ Mark C. Graham
                                                Name:   Mark C. Graham
                                                Title:  Authorized Signatory

November 1, 2004

EXHIBIT INDEX

Exhibit                                                                     Page

    1       Trustee's Report with respect to the November 1, 2004
            Distribution Date for the Cast Step-Up Trust for
            Dow Chemical Notes                                                 5

                                    Exhibit 1

To the Holders of:
CAST Step-Up Trust for Dow Chemical Notes
Monthly-Pay Step-Up Class A Certificates   *CUSIP: 14835R AA0
 Class B Certificates                      *CUSIP: 14835R AB8

U.S. Bank Trust National Association,  as Trustee for the CAST Step-Up Trust for
Dow  Chemical  Notes (the  "Trust"),  hereby  gives  notice with  respect to the
Distribution Date of November 1, 2004 (the "Distribution Date") as follows:

1.   The amount of the  distribution  payable to the  Certificateholders  on the
     Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $1,000 Class A Certificate  and per $1,000
     Notional Amount of Class B Certificates, is as set forth below:

             Class          Principal        Interest         Total Distribution
             A              $  0.000000      $  3.333333      $  3.333333
             B              $  0.000000      $  0.000000      $  0.000000

2.   The amount of aggregate  interest  due and not paid as of the  Distribution
     Date is $0.000000.

3.   The Class A Certificates bear interest at the rate of 4.00% and the Class B
     Certificates  bear  interest at a rate of 2.00% during the period ending on the Distribution Date.

4.   No fees have been paid to the Trustee or any other party from the  proceeds of the Term Assets.

5.   $25,000,000  aggregate  principal  amount of The Dow Chemical Company 6.00%
     Notes due October 1, 2012 (the "Term Assets") are held for the above trust.

6.   At the  close  of  business  on  the  Distribution  Date,  25,000  Class  A
     Certificates   representing  $25,000,000  aggregate  Certificate  Principal
     Balance and $25,000,000  aggregate  Notional Amount of Class B Certificates were outstanding.

7.   The Notional Amount of the ISDA Master Agreement , the Schedule thereto and the  Confirmation  thereto  each dated April 22, 2003 between the Trust and
     Citigroup Global Markets Limited (collectively the "Swap"), is $25,000,000.
     Payment of the  obligations of Citigroup  Global Markets  Limited under the
     Swap is  guaranteed  by Citigroup  Global  Markets  Holdings  Inc.  under a
     Guarantee Agreement dated April 22, 2003.

8.   The  current  rating of the Term  Assets is not  provided  in this  report.
     Ratings can be obtained from Standard & Poor's Ratings Services, a division of The  McGraw-Hill  Companies,  Inc.,  by  calling  212-438-2400  and from
     Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness.  It is included for the convenience of the Holders.